                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 25, 1998
                Date of Report (Date of Earliest Event Reported)


American Residential Eagle, Inc. (as Depositor of American Residential Eagle Certificate Trust 1998-1, Issuer of the Mortgage-Backed Callable Certificates, Series 1998-1, under a Trust Agreement dated June 1, 1998, and as Depositor of American Residential Eagle Bond Trust 1998-1, Issuer of the Class A Collateralized Callable Mortgage Bonds under an Indenture dated June 1, 1998)


                        AMERICAN RESIDENTIAL EAGLE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   333-47311                 33-0787975
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (619) 350-5001
             ------------------------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        OTHER EVENTS

               American Residential Eagle, Inc. has previously registered the offer and sale of Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates") issued by American Residential Eagle Certificate Trust 1998-1 and Class A Collateralized Callable Mortgage Bonds issued by American Residential Eagle Bond Trust 1998 1 (the "Bonds").

               The following exhibit which relates specifically to the Certificates and the Bonds is included with this Current Report:

Item 7(c).     Exhibits

               10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, December 25, 1998.


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 11, 1999


                                     AMERICAN RESIDENTIAL EAGLE, INC.


                                     By:   /s/ Mark A. Conger
                                        ---------------------------
                                        Mark A. Conger
                                        Chief Financial Officer
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------
10.1    Monthly Payment Date Statement relating to the distribution to
        Certificateholders, December 25, 1998..............................5